Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
An Overview of Catcher
Exhibit 99.1

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
“Certain matters discussed in this presentation are forward-looking statements intended to qualify for the safe harbors from liability established by the Private
Securities Litigation Reform Act of 1995. In particular, the Company's statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the timing of projects due to the variability in size, scope and duration of projects, estimates made by management and other factors, including general economic conditions and regulatory developments, not within the Company's control. The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.”
Safe Harbor Statement

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
CATCHER™
Communications
And
Telemetry
Computing
Handheld for
Emergency
Response

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Shareholders approve
7.2:1 reverse stock split
and name change to
Catcher Holdings, Inc.
Completed initial
prototype
working
Units.
Series A
$1.7M partial
warrant
exercise
Catcher, Inc
incorporation and
completes
acquisition of
LCM
Technologies
Key Milestones
Completed $4.5M private
placement and reverse
merger
Received
FCC/CE/EU
certifications
on initial
prototype
Named
KeyTronic
as contract
manufacture
r
Jan. 05 Feb. 05 Mar. 05 Apr. 05 May. 05 Jun. 05 Jul. 05 Aug. 05 Sept. 05 Oct. 05 Nov. 05 Dec. 05
2 2     4         5
Employees by Quarter

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Completed Build
of 40 Units for
Market
Evaluation
Key Milestones
Improved Engineering
Structure Within the
Company
Jan. 06 Feb. 06 Mar. 06 Apr. 06 May. 06 Jun. 06 Jul. 06 Aug. 06 Sept. 06 Oct. 06 Nov. 06 Dec. 06
Completed
initial VAR
agreements &
became
certified
supplier to
Unisys
Series A
$850K partial
warrant
exercise
Received
evaluation
unit orders
from Unisys,
EPS, CGI
and others
7 11     11         14
Employees by Quarter
Completed FCC
DOC
Completed
Change of
Engineering
Companies
Hired New CFO
VP of Marketing
Update  1.0 to 1.1
Included PC Card
Slot as Standard
Production of 500
Units of Ver. 1.1
Begun
Hired VP of Sales
Completed PIPE

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice.  The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Additional Milestones
New VAR Agreements Signed:
–
Sol Logic
–
L3 Communications
Received Evaluation Unit Orders from Raytheon
Written into key DHS pilot program
Established Partner Agreements:
–
ImageWare
–
L3 Communications
VAR’s planning field test for CATCHER™ in war zones
Joining VAR’s in DHS pilot programs

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice.  The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
PDA
Tablet PC Laptop
Handheld
CATCHER™ Market Position
Panasonic
Panasonic

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
The All In One Solution
GPS
Fingerprint
Reader
Voice
Recorder
Dual Video
Cameras
Digital Cameras
Cellular
Phone
Multiple
Protocol
Options
Laptop PC Made
to be Rugged
Pocket PC
Tablet PC
Made to be
Rugged
PDA
All in One Unit, Fully Integrated,
Less Cost, Easier to Use

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Competitive Advantages
The Only Unit that Combines all These Features into
One Unit
Provisional  patent on Digital Watermarking
Pending patent on the  Main Unit
Unique Console Application Software Allows Unit to
Communicate With Remote Servers and to be
Observed and Tracked by Servers.  Remote Unit Kill
Feature in Case of Abduction
Single Point for Training and Logistics
Standard Sun Light Readable Display
Windows XP Professional Full Version

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Target Markets
First Responders, Intelligence Gatherers, and War-Fighters
Healthcare - Telemedicine - Remote Medical Services
Construction - High Rise - Offshore - Inspections
Security - Biometric Identification
–
Iris Scanning* - Fingerprint Scanning -
Facial Recognition*
Insurance - Field Assessment - Claims Adjustment
Catcher, Inc. markets the CATCHER™ through a network
of Value Added Resellers.  Not sold to consumers.
CATCHER™ was designed for such end-users as:
* means through VAR supplied software

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
The worldwide enterprise mobile device platform marketplace comprised of:
• Commercial-grade
• Semi-rugged
• Rugged, and
• Fully rugged
form factor products – estimated to  reach $12.3 billion in 2005.  It is anticipated to grow relatively robustly with shipment growth forecast at over
15% Compounded Annual Growth Rate (CAGR) through 2009.
If Catcher, Inc. could capture only 1% of the market it would equal approximately $123,000,000 of revenue.
According to Venture Development Corporation, “Enterprise Mobility Solutions: Mobile
Offering Analyses”, 2nd Edition, Publication date October 2005:
Size of Market

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Go To Market Strategy
Access market through Value Added Resellers (VAR’s)
–
VAR’s give us leverage and alacrity in going to market
–
VARs will provide first line service and support
Many VAR’s have existing agreements calling for Tablets/PDA’s
VAR’s install “value-added” software on to the CATCHER™
Sales supported by:
–
Business development
–
Field tech support
–
Manufacturer’s reps
–
Jointly attended trade shows (ASIS)
–
Public relations and advertising
Suggested retail of $6,995.  Cost to VAR dependent on volume

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Why We Sell Through VAR’s
Direct is too expensive to support
If sold direct, too small and too new to be taken seriously
Not a consumer electronics product
Doesn’t work in traditional distribution
Speed to market is critical
VAR’s add value to the product to lock in their clients with our device and their software
VAR’s have existing buyers in mind when they sign with us

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Marketing, Consistent Look & Feel
New Cards
New Website
New Product Brochure
New PowerPoint Design
Trade Shows Over the Next Year
Advertising to the VAR Market
More Aggressive Release Schedule on PR
Researching Channel Diversification

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Product Development Path
Version 1.0
40 units produced
Used for evaluation
Proof of concept completed
Received positive feedback
Received product
enhancement suggestions
Used to test 3rd party
software
Successful tests completed

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistentwith production units.
CATCHER™ Version 1.1
Device Characteristics:
• Built to be tested to MIL-STD 810F Testing
Qualifications
• Intel Pentium® M 1.4 GHz
• 40 Gigabyte Hard Drive, 2 Gigabyte of RAM
• Microsoft Windows XP Professional
• Pen and Tablet Extensions
• 5.8 lbs. with 2 batteries, 3.8 lbs. without
• Ops range -30°c to 55°c (-22F to 131F)
• Operates in 98% humidity
• Shock resistant up to 55 G’s
• Dimensions: 8” Wide, 7” Tall, 2.5” Thick
• UL & FCC Certified
Intel Pentium® M 1.4 GHz
Running Microsoft Windows XP Pro with Pen and Tablet Extensions
Communications Capabilities:
• 10/100/1000 Wired Ethernet™ Port
• 802.11 b/g Wi-Fi
• Bluetooth™ version 1.2
• Global Positioning System (GPS)
• Optional Cellular - CDMA - GSM
• Optional Proprietary Radio Frequencies
• Proprietary Multi-Band Antenna
• Emergency Alert Theft Protection System
• Added PCMCIA Card Slot
Biometric Capture Features:
• Fingerprint Scanner
• Digital Voice Recorder
• Full Motion Video Capture (30 FPS)
• Digital Still Image Capture
• Global Positioning System (GPS) Watermark
• 2 Digital Cameras (front and rear)
• 6.4” Sunlight Readable Display (VGA)
• Speaker, Microphone, and Headset Jack

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
The Future of CATCHER™
Lighter
Faster
Smaller
Thinner
More Features
More Memory
Wider Operating Range
Lower ex-Factory Cost

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Sales

Executive Management
Charles Sander, Director, President and Chief Executive Officer*
Mr. Sander has more than 37 years' experience in the technology deployment arena.  Mr. Sander comes to Catcher from Unisys Corporation’s Global Transportation Unit where he was Vice President and Partner and headed Unisys’ Airports business practice worldwide.  Mr. Sander has held several other leadership positions throughout his career.  From September 2000 to June 2002, Mr. Sander was Vice President for
Aviation Sales at Scanz Communications, Inc.
Ira Tabankin, Chairman, Director, Secretary and Chief Technology Officer*
Ira Tabankin has more than 35 years' experience developing and launching new products.  He led the
Calculator Systems and Product Planning and Development divisions for SHARP Electronics from 1973 to
1987.  From 1987 to 1991, Mr. Tabankin was a Group Vice President at NovAtel Communications where he oversaw all subscriber development, including cell phone design, product marketing, and distribution modeling.
Debra Hoopes, Chief Financial Officer
Former Chief Financial Officer of Intersections Inc., a publicly traded provider of branded and fully customized identity management solutions Chief Financial Officer of Compel Holdings, Inc., a private company that sold and installed telephony, voice-over-internet-protocol, data networking and cable infrastructure for enterprise and government customers. Chief Financial Officer and co-founder of CityNet
Telecommunications, Inc., a start-up company and wholesaler of last-mile dark fiber carrier in the U.S. and
Europe. Ms. Hoopes is a certified public accountant and holds an M.B.A. from George Washington
University.
*Board Members

Additional Management
T. Michael Grady, Vice-President of Sales
•
Mr. Grady has 27 years of experience in IT sales, both in government and commercial markets
•
Mr. Grady represented 3 companies simultaneously in the capacity of a sales and business development
•
He is also a Director on the Board of Airtime Manager, Inc.
•
VP of Government Affairs for Digital Lightwave, Inc, Director of Government Sales for Incert Software, and
Director of Government Sales for Windward Consulting Group
Kyle S. Brown, Vice-President of Marketing
•
Former Vice-President of Marketing for Z-Tel Technologies, Inc.,
•
Former Director of Marketing for Premiere Technologies, Inc., an enhanced telecommunications service provider that also did an
Gary Rogers, Director of Project Management
Matt Holmes, Director of Hardware Engineering

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Independent Board Members
Rear Admiral (retired) Cathal Flynn - Director/Chair of Nomination and Corporate Governance Committee
Cathal Flynn served in the United States Navy for 30 years, and was the first Navy SEAL to achieve flag rank in 1985.  He served in many capacities rising to the rank of Director of Plans and Policy, US Special Operations Command, and Deputy Assistant Secretary of Defense
for Special Operations.  His role of Director provides Catcher with strong vision and leadership, as well as guidance and direction for working in the defense community.  After retiring from the Navy in 1990, Rear Admiral Flynn joined SAIC, where he concurrently served on committees of the National Research Council and the Defense Science Board.  From 1993 to 2000, Rear Admiral Flynn was the Associate
Administrator for Civil Aviation Security at the Federal Aviation Administration.  Since early 2001, Admiral Flynn has acted as an independent consultant to numerous clients, in the area of civil aviation security.
Dr. H. Clayton Foushee, Jr. - Director/Chair of Compensation Committee
Dr. Clayton Foushee has a wealth of experience in the aviation, operations, legislation, safety and security fields, including 12 years of government service at the NASA and the Federal Aviation Administration, where he was Chief Scientific and Technical Advisor.  Prior to
these positions, Dr. Foushee spent a decade Northwest Airlines, first as Managing Director of Flight Procedures, Training and Standards,
then as Vice President of Flight Operations, and finally as Vice President of Regulatory Affairs. From 2002 until 2005, Dr. Foushee was
Vice President and Partner at the Unisys Corporation Global Transportation Division, where he managed major strategic transportation projects and coordinated public and private industry initiatives with the US Congress. Since then, Dr. Foushee has been a Partner and
Director for the Washington, D.C. law firm, Zuckert, Scoutt and Rasenberger (ZSR), L.L.P. and President of Farragutt International, L.L.C.,
the consulting division of ZSR.
Harry Casari – Director/ Chair of Audit Committee
From 1969 to 1995, Mr. Casari was a Partner with Ernst & Young, and In charge of the Entrepreneurial Services Dept until he retired. Mr.
Casari currently serves as a director for companies including, Cohu, Inc.- Publicly-held- Largest U.S. based manufacturer of test handling equipment for the semi-conductor industry (member of the audit committee and compensation committee chairman); Meade Instruments-
Publicly –held-Chairman of the Board and Audit committee. Orange 21 Inc.- Publicly-held- Developer and marketer of premium products
(sunglasses and snow goggles) for the action sports and youth life-style markets. (chairman of the audit committee); and Carttronics, Inc.-
Manufacturer of electric solutions for shopping cart loss and consumer theft. (audit committee chairman). He has also served previously as director for public and non-public companies including Infrasonics, Inc; Redi-care Centers; Mail Boxes, Etc; Pharmingen, Inc; Novatek
Laser Systems, Inc; Molecular Metallurgy, Inc; Intraluminal Therapeutics, Inc; and Lynx Golf..

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
CATCHER™ is a unique integrated device replacing
need, cost, and handling of multiple products to
deliver the same services
Initial units have generated strong interest and lead to
a variety of VAR and partner agreements
Sales and Marketing has been enhanced with new
hires and development of diversified distribution plans
Additional capital will enable Catcher Holdings, Inc. to
meet its plan and goals
Summary

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistentwith production units.
CATCHER™ vs Competitive Devices
- Generally a standard feature
O
- Generally an optional feature
--
- Generally not available
CATCHER™ PDA Handheld Laptop Tablet
One-hand operable --
Operating system MS XP Pro -- --
Memory/RAM  > 1 GB -- -- -- --
Dual (2) built in cameras -- -- -- --
Bio-metric sensor -- -- O --
Wired communications -- O
Wireless communications
O
--
Bluetooth O O O
GPS receiver O O O O
Full motion video conferencing -- -- O O
Large 6.5” readable display -- --
Sunlight readable display
--
O
--
O
High fidelity speaker and
microphone
-- -- --
Multi-band antenna
-- -- -- --
Watermarking -- -- -- --
Built to ruggedized Mil810F
specification
-- O O
MSRP (est. fully loaded) $6,995 $700 $6,000 $8,300 $4,500

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
CATCHER™
Full
Computer
vs.
Xplore Tech
iX104C3
Tablet PC

Catcher Holdings, Inc - Confidential - September 2006
Disclaimer: Images of CATCHER™ in this presentation are artist renderings and photographs of various designs that are subject to change without notice. The images of CATCHER™ in this presentation are generally accurate and consistent with production units.
Contact Info
Ira J. Tabankin, Chairman & CTO Charles “Chuck” Sander, CEO
itabankin@catcherinc.com csander@catcherinc.com
Office 540-822-3086 Office 540-882-3087
Cell    805-443-9431 Cell    703-717-3081
T. Michael Grady, V.P. of Sales Kyle S. Brown, V.P. of Marketing
tmgrady@catcherinc.com kbrown@catcherinc.com
Office 703-620-9123 Office 303-325-5287
Cell 703-627-9085 Cell 813-335-7129
Catcher Inc. is a wholly owned subsidiary of Catcher Holdings, Inc.